Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    In connection with the Quarterly Report of Colony RIH Holdings, Inc. and Resorts International Hotel and Casino, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph D’Amato, Vice President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                    1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH D’AMATO

Joseph D’Amato Vice President Finance and Principal Financial Officer

November 14, 2002